Investor Presentation 3rd Quarter, 2022 NASDAQ: IBTX Exhibit 99.1

NASDAQ: IBTX 2 Safe Harbor Statement The numbers as of and for the quarter ended June 30, 2022 are unaudited. This communication contains “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995 regarding the financial condition, results of operations, business plans and the future performance of Independent Bank Group, Inc. (“IBTX”). Words such as “anticipates,” “believes,” “estimates,” “expects,” “forecasts,” “intends,” “plans,” “projects,” “could,” “may,” “should,” “will” or other similar words and expressions are intended to identify these forward-looking statements. These forward-looking statements are based on IBTX’s current expectations and assumptions regarding IBTX’s business, the economy, and other future conditions. Because forward-looking statements relate to future results and occurrences, they are subject to inherent uncertainties, assumptions, risks, and changes in circumstances that are difficult to predict. Many possible events or factors could materialize or IBTX’s underlying assumptions could prove incorrect and affect IBTX’s future financial results and performance and could cause actual results or performance to differ materially from anticipated results or performance. Such risks and uncertainties include, among others, risks relating to the conflict between Russia and the Ukraine, risks relating to the coronavirus (COVID-19) pandemic and its effect on U.S. and world financial markets, potential regulatory actions, changes in consumer behaviors and impacts on and modifications to the operations and business of IBTX relating thereto, and the business, economic and political conditions in the markets in which IBTX operates. Except to the extent required by applicable law or regulation, IBTX disclaims any obligation to update such factors or to publicly announce the results of any revisions to any of the forward-looking statements included herein to reflect future events or developments. Further information regarding IBTX and factors which could affect the forward-looking statements contained herein can be found in IBTX’s Annual Report on Form 10-K for the fiscal year ended December 31, 2021, its Quarterly Report on Form 10-Q for the periods ended March 31, 2022, June 30, 2022 and its other filings with the Securities and Exchange Commission.

NASDAQ: IBTX 3 Safe Harbor Statement (cont.) Non-GAAP Financial Measures In addition to results presented in accordance with GAAP, this presentation contains certain non-GAAP financial measures. These measures and ratios include “adjusted net income,” “tangible book value,” “tangible book value per common share,” “adjusted efficiency ratio,” “tangible common equity to tangible assets,” “return on tangible common equity,” “adjusted return on average assets,” “adjusted return on average common equity,” “adjusted return on tangible common equity,” “adjusted earnings per share,” “adjusted diluted earnings per share,” “adjusted net interest margin,” “adjusted net interest income,” “adjusted noninterest expenses” and “adjusted noninterest income” and are supplemental measures that are not required by, or are not presented in accordance with, accounting principles generally accepted in the United States. We believe that these measures provide useful information to management and investors that is supplementary to our financial condition, results of operations and cash flows computed in accordance with GAAP; however we acknowledge that our financial measures have a number of limitations relative to GAAP financial measures. Certain non-GAAP financial measures exclude items of income, expenditures, expenses, assets, or liabilities, including provisions for credit losses and the effect of goodwill, other intangible assets and income from accretion on acquired loans arising from purchase accounting adjustments, that we believe cause certain aspects of our results of operations or financial condition to be not indicative of our primary operating results. All of these items significantly impact our financial statements. Additionally, the items that we exclude in our adjustments are not necessarily consistent with the items that our peers may exclude from their results of operations and key financial measures and therefore may limit the comparability of similarly named financial measures and ratios. We compensate for these limitations by providing the equivalent GAAP measures whenever we present the non-GAAP financial measures and by including a reconciliation of the impact of the components adjusted for in the non-GAAP financial measure so that both measures and the individual components may be considered when analyzing our performance. A reconciliation of our non-GAAP financial measures to the comparable GAAP financial measures is included at the end of this presentation.

NASDAQ: IBTX 4 Overview – Community bank holding company with $18.1 billion in assets and 93 financial centers across Texas and Colorado. – Innately conservative credit culture with a demonstrated history of maintaining resilient asset quality through previous downturns. – Highly granular loan portfolio with a small average credit size and low hold limits. – Loan growth driven by regional community banking: loans made to relationship borrowers across our footprint in Texas and Colorado. – Large insider ownership aligns shareholder interests with day-to-day management and decision-making. – Disciplined growth both organically and through strategic acquisitions.

5 Company Snapshot HEADQUARTERS McKinney, TX 93 BRANCHES 1,652 EMPLOYEES FOUNDED IN 1988 Denver, CO Independent Bank Group, Inc. NASDAQ: IBTX Financial Highlights as of and for the Quarter Ended June 30, 2022 Balance Sheet Highlights ($ millions) Total Assets $ 18,107 Loans Held for Investment, Excluding Mortgage Warehouse 1 12,980 Mortgage Warehouse Loans 538 Total Deposits 15,064 Total Stockholders’ Equity 2,364 Profitability Metrics 2 Adjusted diluted EPS $ 1.27 Adjusted ROAA 1.21 % Adjusted ROTCE 15.60 Adjusted Efficiency Ratio 53.75 Asset Quality Metrics 3 NPAs / Assets 0.46 % NPLs / Loans Held for Investment 0.54 NCOs (Annualized) 0.09 Capital Ratios Tier 1 Capital / RWA 10.17 % Total Capital / RWA 12.24 TCE / Tangible Assets 7.63 Tier 1 Capital / Avg. Assets 9.28 1LHFI includes SBA PPP loans of $26,669 at June 30, 2022. 2Adjusted (non-GAAP) metrics. See Appendix for reconciliation to the closest applicable GAAP metrics. 3Nonperforming assets, which consist of nonperforming loans, OREO and other repossessed assets, totaled $82,905. Nonperforming loans, which consist of nonaccrual loans, loans delinquent 90 days and still accruing interest, and troubled debt restructurings totaled $69,891.

NASDAQ: IBTX 6 Strong, Diverse Markets Dallas/Ft. Worth – North Texas 40 Branches Our company was founded in North Texas in 1988, and we have since built a large presence in the Dallas/Fort Worth MSA – one of the fastest-growing MSAs in the country, and one of the strongest markets in Texas. Dallas/Fort Worth boasts a diverse economy that has benefited from a continued boom of corporate relocation activity to business-friendly Texas. Greater Houston 13 Branches The Greater Houston MSA serves for a regional center for international trade, energy and manufacturing. The city is regularly ranked as one of the most diverse cities in the United States, and is the home to numerous universities as well as a thriving medical industry. Austin – Central Texas 8 Branches This market includes the tech hub of Austin, Texas, which U.S. News & World Report rated the No. 1 best place to live in the United States in its 2019 ranking. The market boasts a growing wave of corporate expansions by tech firms into the Austin market, as well as a thriving public sector presence. Denver – Colorado Front Range 32 Branches The Colorado Front Range is one of the strongest and fastest-growing areas of the country. In the 2019 U.S. News & World Report ranking of the best places to live in the United States, Denver came in at No. 2, and Colorado Springs came in at No. 3. The confluence of a diverse economy and strong quality of life indicators has drawn a deep talent pool that helps position the Colorado Front Range for continued growth. Experienced Leadership Team Michael B. Hobbs President & Chief Operating Officer 27 years in financial services; Joined the company in 2019 with the acquisition of Guaranty Bank & Trust, where he served as President. Mark S. Haynie General Counsel 39 years of experience representing community banks in corporate, regulatory and securities matters. John G. Turpen Chief Risk Officer Over 20 years in financial services; Joined the company in July 2021 David R. Brooks Chairman & CEO Founder – led the investor group that acquired Independent Bank in 1988. Paul B. Langdale Chief Financial Officer 12 years in financial services; 4 years at the company. James P. Tippit Corporate Responsibility 16 years in financial services; 11 years at the company. Daniel W. Brooks Vice Chairman 39 years in financial services; 33 years at the company.

NASDAQ: IBTX 7 $2,164 $4,133 $5,055 $5,853 $8,684 $9,850 $14,958 $17,753 $18,733 $18,107 Assets Acquired in Fiscal Year 2013 2014 2015 2016 2017 2018 2019 2020 2021 Q2 2022 Demonstrated Record of Healthy Growth IPO Date: April 3, 2013 Entered Houston Market Entered Colorado Market – Established history of growing assets both organically and through strategic acquisitions. – Demonstrated expertise in integrating M&A transactions, adding $9.7 billion in acquired assets since our IPO. – Track record of building scalable platforms for future growth. Note: Acquired assets includes impact of purchase accounting. Growth in Total Assets ($ in millions) CAGR Since 2013 (Organic): 29.6% CAGR Since 2013 (Total): 28.4%

NASDAQ: IBTX 8 1.22% 1.05% 0.74% 0.40% 0.19% 0.11% 0.16% 0.28% 0.18% 0.18% 0.16% 0.26% 0.05% 0.04% 2.67% 2.67% 1.64% 1.12% 0.70% 0.49% 0.43% 0.46% 0.48% 0.46% 0.49% 0.49% 0.24% 0.22% 0.21% 0.31% 0.11% 0.06% 0.09% 0.03% 0.02% 0.12% 0.01% 0.06% 0.07% 0.05% 0.06% 0.05% IBTX U.S. Average Texas Average 2009 2010 2011 2012 2013 2014 2015 2016 2017 2018 2019 2020 2021 2022 YTD 3.03% 3.43% 2.91% 2.36% 1.83% 1.44% 1.49% 1.50% 0.91% 0.68% 0.64% 0.76% 0.53% 0.46% 4.41% 4.15% 4.11% 3.36% 2.67% 2.07% 1.71% 1.57% 1.31% 1.12% 0.98% 1.22% 0.94% 0.83% 1.62% 1.89% 1.14% 0.81% 0.53% 0.32% 0.37% 0.39% 0.24% 0.16% 0.24% 0.44% 0.49% 0.54% IBTX U.S. Average Texas Average 2009 2010 2011 2012 2013 2014 2015 2016 2017 2018 2019 2020 2021 2022 Q2 Historically Strong Credit Culture NPLs / LHFI (1) NCOs / Average Total Loans Source: S&P Capital IQ. Note: Financial data as of and for the YTD period ended June 30, 2022 for U.S., Texas banking industry aggregate data and IBTX. (1) LHFI excludes mortgage warehouse purchase loans.

NASDAQ: IBTX 9 Focus on Performance and Results 1. Adjusted (non-GAAP) metrics. See Appendix for reconciliation to the closest applicable GAAP metrics. 2. The year ended December 31, 2017, includes a $5.528 million charge to re-measure deferred taxes as a result of the enactment of the Tax Cuts and Jobs Act (“TCJA”). $2.97 $4.33 $4.46 $4.67 $5.21 $3.45 $4.47 $5.08 $4.87 $5.24 EPS (2) Adjusted EPS (1) 2017 2018 2019 2020 2021 56.13% 52.35% 53.01% 48.79% 51.30% 51.46% 50.47% 45.95% 46.04% 51.04% Efficiency Ratio Adjusted Efficiency Ratio (1) 2017 2018 2019 2020 2021 13.47% 17.06% 16.55% 14.93% 15.38% 15.65% 17.58% 18.85% 15.58% 15.46% ROTCE Adjusted ROTCE (1) 2017 2018 2019 2020 2021 0.96% 1.35% 1.32% 1.23% 1.21% 1.12% 1.39% 1.51% 1.28% 1.22% ROAA Adjusted ROAA (1) 2017 2018 2019 2020 2021 Earnings Per Share (Diluted) Efficiency Ratio Return on Tangible Common EquityReturn on Average Assets

NASDAQ: IBTX 10 Annual Dividend Per Share $0.32 $0.34 $0.40 $0.54 $1.00 $1.05 $1.32 2015 2016 2017 2018 2019 2020 2021 $15.89 $16.15 $17.85 $21.19 $23.76 $27.44 $28.99 $33.23 $35.25 $31.61 20 13 20 14 20 15 20 16 20 17 20 18 20 19 20 20 20 21 20 22 Q 2 0 5 10 15 20 25 30 35 Delivering Shareholder Value We have consistently grown tangible book value per share each year since our IPO. Our tangible book value in 2022 has been impacted by significant repurchases of common stock. We have returned capital to our shareholders through our quarterly dividend and by repurchasing our company’s common stock. Our significant insider ownership helps ensure that shareholder interests are well-represented both at the board table and on a day-to-day basis inside the company. 1Adjusted (non-GAAP) metrics. See Appendix for reconciliation to the closest applicable GAAP metrics. Tangible Book Value Per Share1 ($)

2022 Q2 Balance Sheet Details

NASDAQ: IBTX 12 CRE 54.7% Mortgage Warehouse 4.0% 1-4 Family 11.0% 1-4 Family Construction 3.4% Consumer 0.6% C&I 15.9% Agricultural 0.9% Construction & Development 9.5% North Texas 39.1% Central Texas 12.6% Houston 23.6% Colorado 24.7% As of June 30, 2022: $12,980 Million LHFI 1 $538 Million Mortgage Warehouse 0.54% NPLs/LHFI 0.09% NCOs/Avg. Total Loans 2022 Q2 Annualized 206.28% Allowance/NPLs LOANS BY REGION (6/30/2022) Owner Occupied CRE 23.4% Non-Owner Occupied CRE 76.6% LOAN COMPOSITION (6/30/2022) 1 LHFI excludes mortgage warehouse purchase loans. Loan Portfolio Overview 4.26% 2022 YTD Loan Yield

NASDAQ: IBTX 13 Land/Land Development 27.1% CRE Construction 51.5% SFR Construction 21.4% Retail 17.5% Office 22.3%Industrial 3.4% Hotel/Motel 4.1% Multifamily 20.4% Healthcare 5.8% Misc. CRE 26.5% Construction & Development CRE CONSTRUCTION PORTFOLIO LOANS > $500 THOUSAND (6/30/2022) C&D PORTFOLIO LOANS > $500 THOUSAND (6/30/2022) As of June 30, 2022: $1.8 Billion C&D Portfolio Size 88% C&D / Bank Regulatory Capital 95.4% Loans in IBTX Markets1 (Texas and Colorado) $2.0 Million Average Loan Size1 717 C&D Loans1 38.0% Owner Occupied C&D Loans1 1Loans > $500 thousand

NASDAQ: IBTX 14 Multifamily 10.8% Office and Office Warehouse 20.3% Retail 29.6% Hotel/Motel 4.8% Industrial 11.0% Daycare/School 2.8% Healthcare 4.9% Church 1.7% Convenience Store 3.4% Mini Storage 1.1% Restaurant 2.2% Miscellaneous 3.9% Mixed Use (Non-Retail) 0.9% Dealerships 1.1% RV & Mobile Home Parks 1.5% Commercial Real Estate CRE COMPOSITION (6/30/2022) As of June 30, 2022: $7.4 Billion CRE Loans $32.4 Million Largest CRE Loan Size $1.5 Million Average CRE Loan Size 23.4% Owner Occupied

NASDAQ: IBTX 15 Retail CRE As of June 30, 2022: $2.3 Billion Retail Loan Portfolio Size $32.2 Million Largest Retail Loan 1,067 Total Retail Loans 91.2% Loans in IBTX Markets (Texas and Colorado) $2.2 Million Average Loan Size 126 Number of Loans >$5MM $9.8 Million Avg. Size of Loans >$5MM Strip Center 70.8% Big Box 0.9% Mixed Use 14.9% Free Standing / Single Tenant 13.4% RETAIL CRE & C&D COMPOSITION LOANS > $500 THOUSAND 6/30/2022

NASDAQ: IBTX 16 Office Non-Owner Occupied 45.3% Office Owner Occupied 16.6% Office/Warehouse Non- Owner Occupied 24.8% Office/Warehouse Owner Occupied 13.3% Office CRE As of June 30, 2022: $1.7 Billion Total Office CRE $25.8 Million Largest Office Loan $1.2 Million Average Loan Size 29.9% Owner Occupied 38.1% Office/Warehouse OFFICE CRE COMPOSITION 6/30/2022

NASDAQ: IBTX 17 Hotel Loans by Property Location 53.2% 38.5% 8.3% Texas Colorado Other Hotel & Motel Hotel Loans by Type 92.2% 7.8% CRE Construction & Development As of June 30, 2022: $387.8 Million Hotel & Motel Loan Portfolio Size $5.0 Million Average Loan Size 50.1% Average LTV We maintain a granular book of hotel loans in our markets, the majority of which are branded, limited/select service properties in our core markets across Texas and Colorado. Hotel Loans by Product Type 17.4% 72.1%10.5% Full Service Brand Limited/Selected Service Brand Boutique/Independent

NASDAQ: IBTX 18 Energy Lending As of June 30, 2022: $467.0 Million Size of Energy Portfolio 98.2% / 1.8% E&P Loans / Services Loans 6.3% Energy Reserve / Energy Loans 3.6% Energy Loans / Total LHFI Energy assets are well-diversified by basin across the United States. Energy by Type $458.4 $8.6 E&P Services $ in millions

NASDAQ: IBTX 19 Year Ending $14,805 $42,993 $(9,000) $8,146 $6,634 $7,420 Provision expense Net charge-offs 2019 2020 2021 Quarter Ending $ (T ho us an ds ) $(6,500) $— $— $(1,443) $— $3,916 $99 $2,997 $193 $2,891 Q2 2021 Q3 2021 Q4 2021 Q1 2022 Q2 2022 $ in Thousands 19 Provision & Charge-offs 0.01% 0.09%0.13% 0.10%—% NCOs / Avg. Total Loans (1) (1) Quarterly metrics are annualized. 0.07% 0.06%0.05%

NASDAQ: IBTX 20 Securities Portfolio As of June 30, 2022: 2.05% QTD Yield 7.70 Duration in Years 11.3% of Total Assets $1.8 Billion AFS Portfolio Size $208.0 Million HTM Portfolio Size INVESTMENT PORTFOLIO COMPOSITION 6/30/2022 HTM27.8% 72.2% CRA 0.1% Agency Securities 20.3% Tax-Exempt Municipals 21.4% Mortgage- Backed Securities 42.5% Taxable Municipals 1.6% U.S. Treasury Securities 11.9% Corporates 2.2% 58.3% 41.7% HTM AFS HTM AFS

NASDAQ: IBTX 21 Noninterest-Bearing Demand 34.0% Interest-Bearing Checking 29.9% Public Funds 11.5% Savings 5.3% Money Market 14.4% CDs < $100k 1.1% CDs > $100k 3.3% IRAs 0.5% (1) Average rate for total deposits 21 2022 YTD Average Rate for Interest-bearing deposits: 0.28% Total cost of deposits QTD (1) Q2 2022: 0.22% Deposit Mix & Pricing DEPOSIT MIX 6/30/2022 DEPOSIT GROWTH VS. AVERAGE RATE Period Ending $7,738 $11,941 $14,399 $15,554 $15,064 0.83% 1.08% 0.59% 0.29% 0.18% Deposits Average YTD Rate (1) 2018 2019 2020 2021 Q2 2022

NASDAQ: IBTX 22 22 Deposit Funding Vertical Trends $4,954 $6,734 $721 $1,172 $1,973 $5,014 $6,860 $437 $1,120 $1,633 December 31, 2021 June 30, 2022 Branch Deposits - Non- Interest Bearing Branch Deposits - Interest Bearing Brokered Deposits Non-Brokered Specialty Treasury Deposits Public Funds $ in Millions

NASDAQ: IBTX 23 Consolidated Capital (1) Adjusted (non-GAAP) metrics. See Appendix for reconciliation to the closest applicable GAAP metrics. Period Ending 10.05% 9.76% 10.33% 11.12% 11.09% 9.81% 9.57% 9.32% 9.12% 8.80% 9.38% 9.28% 12.58% 11.83% 13.32% 13.67% 13.72% 12.24% 9.24% 8.98% 8.60% 8.53% 8.62% 7.63% 10.41% 10.19% 10.74% 11.52% 11.48% 10.17% Common equity tier 1 to risk-weighted assets Tier 1 capital to average assets Total capital to risk-weighted assets Tangible common equity to tangible assets (1) Tier 1 capital to risk-weighted assets 12/31/18 12/31/19 12/31/20 12/31/21 2022 Q1 2022 Q2

2022 Q2 Results

NASDAQ: IBTX 25 2022 Q2 Results 1Adjusted (non-GAAP) metrics. See Appendix for reconciliation to the closest applicable GAAP metrics. GAAP $1.25 EPS $52.4 Million Net Income 1.19% Return on Average Assets 8.62% Return on Average Equity 12.24% Total Capital Ratio 9.28% Leverage Ratio Non-GAAP1 $1.28 Adj. EPS $53.3 Million Adj. Net Income 1.21% Adj. Return on Average Assets 8.78% Adj. Return on Average Equity 15.32% Return on Tangible Equity 7.63% TCE Highlights • Net income of $52.4 million, or $1.25 per diluted share and adjusted (non-GAAP) net income of $53.3 million, or $1.27 per diluted share • Robust organic loan growth of 36.0% annualized for the quarter (excluding warehouse and PPP) • Net interest income grew 5.2% over the linked quarter • Increase in the net interest margin to 3.51%, up from 3.22% in linked quarter • Repurchased over 1.6 million shares of common stock for $115.2 million aggregate during the quarter

NASDAQ: IBTX 26 2022 Q2 Selected Financials $ in thousands, except per share data As of and for the Quarter Ended Selected Balance Sheet Data June 30, 2022 March 31, 2022 June 30, 2021 Total Assets $18,107,093 $17,963,253 $18,447,721 LHFI, Excluding Mortgage Warehouse Loans1 12,979,938 11,958,759 11,576,332 Mortgage Warehouse Loans 538,190 569,554 894,324 Total Deposits 15,063,948 14,850,271 15,063,791 Total Borrowings (Other Than Junior Subordinated Debentures) 509,718 419,545 681,023 Total Stockholders’ Equity 2,364,335 2,522,460 2,542,885 Selected Earnings and Profitability Data Net Interest Income $137,999 $131,148 $129,297 Net Interest Margin 3.51% 3.22% 3.14 % Noninterest Income $13,877 $12,885 $15,926 Noninterest Expense 85,925 82,457 78,013 Net Income 52,360 50,740 58,243 Adjusted Net Income 2 53,304 52,130 58,243 Basic EPS 1.25 1.19 1.35 Adjusted Basic EPS 2 1.28 1.22 1.35 Diluted EPS 1.25 1.18 1.35 Adjusted Diluted EPS 2 1.27 1.22 1.35 Return on Average Assets 1.19% 1.12% 1.28 % Adjusted Return on Average Assets 2 1.21 1.15 1.28 1 LHFI excludes mortgage warehouse purchase loans and includes SBA PPP loans of $26,669, $67,011 and $490,485, respectively. 2 Adjusted (non-GAAP) metrics. See Appendix for reconciliation to the closest applicable GAAP metrics.

27 Contact Information Investors & Analysts For more information, please contact: Paul B. Langdale Executive Vice President Chief Financial Officer (972) 562-9004 Email – Paul.Langdale@ifinancial.com NASDAQ: IBTX

Appendix: Non-GAAP Reconciliation

29 APPENDIX Supplemental Information – Reconciliation of Non-GAAP Financial Measures (Unaudited) Reconciliation of Adjusted Net Income, EPS, Efficiency Ratio and Profitability Ratios – Quarterly Periods As of and for the Quarter Ended ($ in thousands except per share data) June 30, 2022 March 31, 2022 June 30, 2021 Net Interest Income - Reported (a) $137,999 $131,148 $129,297 Provision Expense - Reported (b) — (1,443) (6,500) Noninterest Income - Reported (c) 13,877 12,885 15,926 Loss (gain) on sale of loans 17 1,484 (26) Loss on sale and disposal of premises and equipment 46 163 13 Recoveries on loans charged off prior to acquisition (45) (51) (204) Adjusted Noninterest Income (d) 13,895 14,481 15,709 Noninterest Expense - Reported (e) 85,925 82,457 78,013 Executive severance expense (1,106) — — Acquisition expense (1) (65) (130) (217) Adjusted Noninterest Expense (f) 84,754 82,327 77,796 Income Tax Expense - Reported (g) 13,591 12,279 15,467 Net Income - Reported (a) - (b) + (c) - (e) - (g) = (h) $52,360 $50,740 $58,243 Adjusted Net Income (2) (a) - (b) + (d) - (f) = (i) $53,304 $52,130 $58,243 Average shares for basic EPS (j) 41,737,534 42,768,079 43,188,050 Average shares for diluted EPS (k) 41,813,443 42,841,471 43,247,195 Reported Basic EPS (h) / (j) $1.25 $1.19 $1.35 Reported Diluted EPS (h) / (k) $1.25 $1.18 $1.35 Adjusted Basic EPS (i) / (j) $1.28 $1.22 $1.35 Adjusted Diluted EPS (i) / (k) $1.27 $1.22 $1.35 EFFICIENCY RATIO Amortization of other intangible assets (l) $3,118 $3,145 $3,145 Reported Efficiency Ratio (e - l) / (a + c) 54.52% 55.07% 51.55% Adjusted Efficiency Ratio (f - l) / (a + d) 53.75% 54.37% 51.48% PROFITABILITY (3) Total Average Assets (m) $17,715,989 $18,439,352 $18,283,775 Total Average Stockholders Common Equity (n) $2,435,117 $2,575,784 $2,520,003 Total Average Tangible Common Equity (4) (o) $1,370,825 $1,508,370 $1,443,130 Reported Return on Average Assets (h) / (m) 1.19% 1.12% 1.28% Reported Return on Average Common Equity (h) / (n) 8.62% 7.99% 9.27% Reported Return on Average Common Tangible Equity (h) / (o) 15.32% 13.64% 16.19% Adjusted Return on Average Assets (5) (i) / (m) 1.21% 1.15% 1.28% Adjusted Return on Average Common Equity (5) (i) / (n) 8.78% 8.21% 9.27% Adjusted Return on Tangible Common Equity (5) (i) / (o) 15.60% 14.02% 16.19% (1) Acquisition expenses includes compensation related expenses. (2) Assumes an adjusted effective tax rate of 20.6%, 19.5% and 21.0%, respectively. (3) Annualized. (4) Excludes average balance of goodwill and net other intangible assets. (5) Calculated using adjusted net income.

APPENDIX

Supplemental Information – Reconciliation of Non-GAAP Financial Measures (Unaudited)

Reconciliation of Adjusted Net Income, EPS, Efficiency Ratio and Profitability Ratios – Annual Periods

($ in thousands except per share data)		For the Year Ended December 31, 2021	2020	2019	2018	2017
Net Interest Income - Reported	(a)	$520,322	$516,446	$504,757	$326,252	$265,478
Unexpected income recognized on credit impaired acquired loans [1]		—	(3,209)	(5,120)	(3,711)	(4,063)
Adjusted Net Interest Income	(b)	520,322	513,237	499,637	322,541	261,415
Provision Expense - Reported	(c)	(9,000)	42,993	14,805	9,860	8,265
Noninterest Income - Reported	(d)	66,517	85,063	78,176	42,224	41,287
Gain on sale of loans		(56)	(356)	(6,779)	—	(351)
Gain on sale of branch		—	—	(1,549)	—	(2,917)
Gain on sale of trust business		—	—	(1,319)	—	—
(Gain) loss on sale of other real estate		(63)	36	(875)	(269)	(850)
(Gain) loss on sale of securities available for sale		(13)	(382)	(275)	581	(124)
Loss (gain) on sale and disposal of premises and equipment		304	(370)	585	(123)	21
Recoveries on loans charged off prior to acquisition		(381)	(4,312)	(2,101)	(962)	(1,182)
Adjusted Noninterest Income	(e)	66,308	79,679	65,863	41,451	35,884
Noninterest Expense - Reported	(f)	313,606	306,134	321,864	198,619	176,813
Executive severance expense		—	—	(3,421)	—	—
OREO impairment		—	(784)	(1,801)	(85)	(1,412)
IPO related stock grants		—	—	—	(136)	(508)
Impairment of assets		(124)	(462)	(1,173)	—	—
COVID-19 expense [2]		(614)	(1,915)	—	—	—
Acquisition expense [3]		(900)	(17,294)	(42,744)	(8,958)	(17,259)
Adjusted Noninterest Expense	(g)	311,968	285,679	272,725	189,440	157,634
Income Tax Expense - Reported	(h)	57,483	51,173	53,528	31,738	45,175
Net Income - Reported	(a) - (c) + (d) - (f) - (h) = (i)	$224,750	$201,209	$192,736	$128,259	$76,512
Adjusted Net Income [4]	(b) - (c) + (e) - (g) = (j)	$225,893	$210,017	$219,582	$132,183	$88,878
Average shares for basic EPS	(k)	43,070,452	43,116,965	43,245,418	29,599,119	25,636,292
Average shares for diluted EPS	(l)	43,129,237	43,116,965	43,245,418	29,599,119	25,742,362
Reported Basic EPS	(i) / (k)	$5.22	$4.67	$4.46	$4.33	$2.98
Reported Diluted EPS	(i) / (l)	$5.21	$4.67	$4.46	$4.33	$2.97
Adjusted Basic EPS	(j) / (k)	$5.24	$4.87	$5.08	$4.47	$3.47
Adjusted Diluted EPS	(j) / (l)	$5.24	$4.87	$5.08	$4.47	$3.45
EFFICIENCY RATIO						
Amortization of other intangible assets	(m)	$12,580	$12,671	$12,880	$5,739	$4,639
Reported Efficiency Ratio	(f - m) / (a + d)	51.30%	48.79%	53.01%	52.35%	56.13%
Adjusted Efficiency Ratio	(g - m) / (b + e)	51.04%	46.04%	45.95%	50.47%	51.46%
PROFITABILITY						
Total Average Assets	(n)	$18,558,168	$16,357,736	$14,555,315	$9,478,934	$7,966,421
Total Average Stockholders Common Equity	(o)	$2,536,658	$2,435,474	$2,267,103	$1,476,688	$1,139,573
Total Average Tangible Common Equity [5]	(p)	$1,461,400	$1,347,584	$1,164,915	$751,911	$568,071
Reported Return on Average Assets	(i) / (n)	1.21%	1.23%	1.32%	1.35%	0.96%
Reported Return on Average Common Equity	(i) / (o)	8.86%	8.26%	8.50%	8.69%	6.71%
Reported Return on Average Common Tangible Equity	(i) / (p)	15.38%	14.93%	16.55%	17.06%	13.47%
Adjusted Return on Average Assets [6]	(j) / (n)	1.22%	1.28%	1.51%	1.39%	1.12%
Adjusted Return on Average Common Equity [6]	(j) / (o)	8.91%	8.62%	9.69%	8.95%	7.80%
Adjusted Return on Tangible Common Equity [6]	(j) / (p)	15.46%	15.58%	18.85%	17.58%	15.65%

(1) This is not applicable starting in 2021 under the adoption of CECL.
(2) COVID-19 expense includes expenses for COVID testing kits, vaccination incentive bonuses, and personal protection and cleaning supplies.
(3) Acquisition expenses includes compensation related expenses.
(4) Assumes an adjusted effective tax rate of 20.4%, 20.5%, 21.0%, 19.7% and 32.4%, respectively.
(5) Excludes average balance of goodwill and net other intangible assets and preferred stock.
(6) Calculated using adjusted net income.

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31 APPENDIX Supplemental Information – Reconciliation of Non-GAAP Financial Measures (Unaudited) Reconciliation of Tangible Common Equity to Tangible Assets and Tangible Book Value Per Common Share – Quarterly Periods ($ in thousands, except per share information) June 30, 2022 March 31, 2022 December 31, 2021 September 30, 2021 June 30, 2021 Tangible Common Equity Total common stockholders equity $2,364,335 $2,522,460 $2,576,650 $2,566,693 $2,542,885 Adjustments: Goodwill (994,021) (994,021) (994,021) (994,021) (994,021) Other intangible assets, net (69,227) (72,345) (75,490) (78,635) (81,780) Tangible Common Equity $1,301,087 $1,456,094 $1,507,139 $1,494,037 $1,467,084 Tangible Assets Total Assets $18,107,093 $17,963,253 $18,732,648 $18,918,225 $18,447,721 Adjustments: Goodwill (994,021) (994,021) (994,021) (994,021) (994,021) Other intangible assets, net (69,227) (72,345) (75,490) (78,635) (81,780) Tangible Assets $17,043,845 $16,896,887 $17,663,137 $17,845,569 $17,371,920 Common shares outstanding 41,156,261 42,795,228 42,756,234 42,941,715 43,180,607 Tangible Common Equity To Tangible Assets 7.63% 8.62% 8.53% 8.37% 8.45% Book value per common share $57.45 $58.94 $60.26 $59.77 $58.89 Tangible book value per common share $31.61 $34.02 $35.25 $34.79 $33.98

APPENDIX

Supplemental Information – Reconciliation of Non-GAAP Financial Measures (Unaudited)

Reconciliation of Tangible Common Equity to Tangible Assets and Tangible Book Value Per Common Share – Annual Periods

($ in thousands, except per share information)	December 31, 2021	December 31, 2020	December 31, 2019	December 31, 2018	December 31, 2017	December 31, 2016	December 31, 2015	December 31, 2014	December 31, 2013
Tangible Common Equity									
Total common stockholders equity	$2,576,650	$2,515,371	$2,339,773	$1,606,433	$1,336,018	$672,365	$603,371	$516,913	$233,772
Adjustments:									
Goodwill	(994,021)	(994,021)	(994,021)	(721,797)	(621,458)	(258,319)	(258,643)	(229,457)	(34,704)
Other intangible assets, net	(75,490)	(88,070)	(100,741)	(45,042)	(43,244)	(14,177)	(16,357)	(12,455)	(3,148)
Tangible Common Equity	**$1,507,139**	**$1,433,280**	**$1,245,011**	**$839,594**	**$671,316**	**$399,869**	**$328,371**	**$275,001**	**$195,920**
Tangible Assets									
Total Assets	$18,732,648	$17,753,476	$14,958,207	$9,849,965	$8,684,463	$5,852,801	$5,055,000	$4,132,639	$2,163,984
Adjustments:									
Goodwill	(994,021)	(994,021)	(994,021)	(721,797)	(621,458)	(258,319)	(258,643)	(229,457)	(34,704)
Other intangible assets, net	(75,490)	(88,070)	(100,741)	(45,042)	(43,244)	(14,177)	(16,357)	(12,455)	(3,148)
Tangible Assets	**$17,663,137**	**$16,671,385**	**$13,863,445**	**$9,083,126**	**$8,019,761**	**$5,580,305**	**$4,780,000**	**$3,890,727**	**$2,126,132**
Common shares outstanding	42,756,234	43,137,104	42,950,228	30,600,582	28,254,893	18,870,312	18,399,194	17,032,669	12,330,158
Tangible Common Equity To Tangible Assets	**8.53%**	**8.60%**	**8.98%**	**9.24%**	**8.37%**	**7.17%**	**6.87%**	**7.07%**	**9.21%**
Book value per common share	$60.26	$58.31	$54.48	$52.50	$47.28	$35.63	$32.79	$30.35	$18.96
Tangible book value per common share	**$35.25**	**$33.23**	**$28.99**	**$27.44**	**$23.76**	**$21.19**	**$17.85**	**$16.15**	**$15.89**

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